UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): January 27, 2006

                            CHECKPOINT SYSTEMS, INC.
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    (Exact name of Registrant as specified in its Articles of Incorporation)

          Pennsylvania                                  22-1895850
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   (State of Incorporation)                 (IRS Employer Identification No.)

 101 Wolf Drive, PO Box 188, Thorofare, New Jersey              08086
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   (Address of principal executive offices)                  (Zip Code)

                               856-848-1800
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              (Registrant's telephone number, including area code)

                                       N/A
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             (Former name or address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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 Item 8.01   Other Events

         This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

         As previously disclosed in its Quarterly Report on Form 10-Q for the quarterly period ended September 25, 2005, Checkpoint Systems, Inc. (the "Company") has classified as held for sale the global barcode labeling businesses, and the U.S. hand-held labeling and Turn-O-Matic (R) businesses ("the disposal group"). Beginning with the quarterly period ended September 25, 2005, the operations and select assets of the disposal group were determined to be discontinued operations. Under generally accepted accounting principles, the Company is required to reclassify previously reported prior period financial statements to reflect the discontinued operations on a basis comparable to the current presentation. Generally accepted accounting principles require our financial statements that were included in our Annual Report on Form 10-K for the year ended December 26, 2004, to be updated for discontinued operations in our Annual Report on Form 10-K for the year ended December 25, 2005.

         In order to assist investors' understanding of the treatment of the operations of the disposal group as discontinued operations on a quarterly basis, the Company has posted to its website, and is furnishing herewith, certain financial information that has been revised in advance of filing our Annual Report on Form 10-K for the year ended December 25, 2005. The information furnished herewith is consistent with the method in which the Company's results were reported for the quarterly period ended September 25, 2005, and will be reported going forward.


Item 9.01   Financial Statements and Exhibits.

(d)         Exhibits

99.1 Historical Quarterly and Annual Financial information reflecting the global labeling business, and U.S. hand-held labeling and Turn-O-Matic (R) businesses as Discontinued Operations.


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                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            CHECKPOINT SYSTEMS, INC.

Dated:  January 27, 2006   By:    /s/ W. Craig Burns
                            Title: Executive Vice President,
                                   Chief Financial Officer
                                   and Treasurer


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                            Checkpoint Systems, Inc.

                                Index of Exhibits

Exhibit
Number      Description
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99.1        Historical Quarterly and Annual Financial information
            reflecting the global labeling business, and U.S. hand-held labeling and Turn-O-Matic (R) businesses as Discontinued Operations.